UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 1, 2022
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On November 1, 2022, Voya Financial, Inc., a Delaware corporation (“Voya”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Voya, Benefitfocus, Inc., a Delaware corporation (“Benefitfocus”), and Origami Squirrel Acquisition Corp, a Delaware corporation and wholly owned subsidiary of Voya (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Benefitfocus (the “Merger”), with Benefitfocus continuing as the surviving corporation in the Merger.
Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each share of common stock of Benefitfocus, $0.001 par value (“Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (other than shares of Common Stock owned by Benefitfocus, Voya, Merger Sub, or any of their respective direct or indirect wholly-owned subsidiaries (and in each case not held on behalf of third parties), and shares of Common Stock owned by stockholders of Benefitfocus who did not vote in favor of Merger, have properly demanded and not withdrawn or otherwise waived or lost such a right to appraisal under Delaware law) will be converted into the right to receive $10.50 per share in cash, without interest (the “Per Share Common Stock Merger Consideration”). Each share of the Series A Convertible Preferred Stock of Benefitfocus, $0.001 par value (“Preferred Stock”) issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive an amount of cash equal to the Convertible Preferred Liquidation Amount, as such term is defined in the Merger Agreement (the “Per Share Preferred Stock Merger Consideration”, and together with the Per Share Common Stock Merger Consideration, the “Merger Consideration”).
The Merger Agreement also contains customary “no-shop” restrictions pursuant to which Benefitfocus, is required, among other things, not (i) to initiate, solicit, cause, propose or knowingly encourage, assist or facilitate any alternative transaction proposals from third parties or (ii) to provide non-public information regarding Benefitfocus to and engage in discussions or negotiations with third parties regarding alternative transaction proposals. Notwithstanding the limitations applicable under the “no-shop” restrictions, after the execution date of the Merger Agreement, and prior to obtaining the approval of the Merger Agreement by holders of a majority of Benefitfocus’s outstanding shares of Common Stock and Preferred Stock (voting as a single class with the shares of Common Stock, on an as-converted basis) entitled to vote on such matter at a stockholders’ meeting duly called and held for such purpose (the “Requisite Benefitfocus Vote”), Benefitfocus may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to any unsolicited, bona fide alternative transaction proposal if the Benefitfocus Board of Directors ("Benefitfocus Board") determines in good faith, after consultation with outside legal counsel, that based on the information then available, (1) and after consultation with its financial advisor, that such transaction proposal either constitutes a Superior Proposal, as such term is defined in the Merger Agreement, or is reasonably likely to result in a Superior Proposal and (2) the failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable law.
At the Effective Time, Benefitfocus equity-based awards (each, a “Benefitfocus Equity Award”) outstanding immediately prior to the Effective Time will generally be subject to the following treatment:
•Each vested and outstanding option (each, a “Benefitfocus Option”) to purchase shares of Common Stock granted under Benefitfocus’s Third Amended and Restated 2012 Stock Plan will be cancelled, and each holder of such Benefitfocus Options will be entitled to receive, without interest, as promptly as reasonably practicable after the Effective Time, an amount in cash equal to the product of (i) the number of shares of Common Stock subject to such Benefitfocus Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of (A) the Per Share Common Stock Merger Consideration over (B) the exercise price per share of Common Stock of such Benefitfocus Option, less applicable taxes required to be withheld with respect to such payment;
•Each outstanding Benefitfocus Equity Award that was granted in 2019 or 2020 (a “Specified Award”) will be cancelled, and each holder of such Specified Award will be entitled to receive, without interest, as promptly as reasonably practicable after the Effective Time, an amount in cash equal to the product of (i) the number of shares of Common Stock subject to such Specified Award immediately prior to the Effective Time, multiplied by (ii) the Per Share Common Stock Merger Consideration, less applicable taxes required to be withheld with respect to such payment;
•Each outstanding restricted stock unit (each, a “Benefitfocus RSU”) that is not a Specified Award (including any Benefitfocus Retention RSUs (as defined below) and each outstanding performance stock unit which has been earned for the applicable performance period (which performance period has ended prior to the closing of the Merger) and which is only subject to time-based vesting as of the closing of the Merger (each, a “Benefitfocus Time-Vesting PSU”)) will be assumed by

Voya and converted into a restricted stock unit (a “Voya RSU”) covering a number of shares of common stock of Voya, par value $0.01 per share (the “Voya Common Stock”) (rounded to the nearest whole number) equal to the product of (i) the number of shares of Common Stock subject to such Benefitfocus RSUs or Benefitfocus Time-Vesting PSU immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio (as defined in the Merger Agreement). Each Voya RSU will continue to be governed by the same terms and conditions as were applicable to the corresponding Benefitfocus RSU or Benefitfocus Time-Vesting PSU immediately prior to the Effective Time;
•Each outstanding performance stock unit other than a Benefitfocus Time-Vesting PSU or a Specified Award (each, a “Benefitfocus PSU") will be assumed by Voya and converted into a Voya RSU covering a number of shares of Voya Common Stock (rounded to the nearest whole number) equal to the product of (i) the number of shares of Common Stock subject to such Benefitfocus PSUs immediately prior to the Effective Time based on target performance multiplied by (ii) the Equity Award Exchange Ratio (as defined in the Merger Agreement). Each Voya RSU will continue to be governed by the same terms and conditions as were applicable to the corresponding Benefitfocus PSU immediately prior to the Effective Time; and
•Each outstanding Benefitfocus RSU and Benefitfocus PSU held by a non-employee director or consultant of Benefitfocus or by any employee who is not a Continuing Employee (as defined in the Merger Agreement) will be cancelled, and each holder of such Benefitfocus Equity Award will be entitled to receive, without interest, as promptly as reasonably practicable after the Effective Time, an amount in cash equal to the product of (i) the number of shares of Common Stock subject to such Benefitfocus Equity Award immediately prior to the Effective Time based on target performance multiplied by (ii) the Per Share Common Stock Merger Consideration, less applicable taxes required to be withheld with respect to such payment.
The consummation of the Merger is subject to various conditions, including, among others, customary conditions including (i) the adoption of the Merger Agreement by the Requisite Benefitfocus Vote, (ii) the statutory waiting period (and any extensions thereof) applicable to the consummation of the transactions contemplated by Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and, if applicable, any contractual waiting periods under any timing agreements in connection therewith will have expired or been earlier terminated (collectively, “HSR Approval Condition”), (iii) no governmental entity will have enacted or enforced any law or order that is in effect and prevents the consummation of the transactions contemplated by the Merger Agreement and (iv) the absence of a Material Adverse Effect (as defined in the Merger Agreement). The obligation of each party to consummate the Merger is also conditioned on the accuracy of the other party’s representations and warranties (subject to certain materiality exceptions) and the other party’s compliance, in all material respects, with its covenants and agreements under the Merger Agreement. The Merger Agreement is not subject to a financing condition.
The Merger Agreement provides for certain customary termination rights of Benefitfocus and Voya, including the right of either party to terminate the Merger Agreement if the transactions contemplated by the Merger Agreement have not been consummated by 5:00 p.m. (New York time) on April 30, 2023 (the “Outside Date”), provided that the Outside Date may be extended by either party to June 30, 2023, if, as of the initial Outside Date, all conditions to the closing of the Merger are satisfied or, to the extent permitted by applicable law, waived other than with respect to the HSR Approval Condition. Benefitfocus may terminate the Merger Agreement, in certain circumstances, including to accept a Superior Proposal on the terms set forth in the Merger Agreement. The Merger Agreement also provides that Benefitfocus will be required to pay Voya a termination fee of $14,000,000 (the “Termination Fee”) in certain circumstances, including if Benefitfocus terminates the Merger Agreement to accept a Superior Proposal or if Voya terminates the Merger Agreement because the Benefitfocus Board has effected a Change of Recommendation (as defined in the Merger Agreement), or certain other triggering events.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety, by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.
A copy of the Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Benefitfocus, Voya, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and may not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information will not necessarily be fully reflected in Voya’s public disclosures.
Item 8.01. Other Events.

Support Agreements

On November 1, 2022, concurrently with the execution of the Merger Agreement, Voya, Merger Sub and Benefitfocus entered into a Support Agreement (each, a “Support Agreement”) with each of BuildGroup Management, LLC (“BuildGroup”) and Indaba Capital Management, L.P. (“Indaba”), pursuant to which each of BuildGroup and Indaba agreed to, among other things, vote their shares of capital stock of Benefitfocus, approximately 24% of the outstanding voting power of Benefitfocus’s capital stock, in favor of the adoption of the Merger and to not vote their shares for any alternative proposal. A copy of each Support Agreement is attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.
Forward-Looking and Other Cautionary Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Voya does not assume any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) general economic conditions, particularly economic conditions in our core markets, (ii) performance of financial markets, (iii) the frequency and severity of insured loss events, (iv) the effects of natural or man-made disasters, including pandemic events and cyber terrorism or cyber attacks and specifically the current COVID-19 pandemic event, (v) mortality and morbidity levels, (vi) persistency and lapse levels, (vii) interest rates, (viii) currency exchange rates, (ix) general competitive factors, (x) changes in laws and regulations, such as those relating to Federal taxation, state insurance regulations and NAIC regulations and guidelines, (xi) changes in the policies of governments and/or regulatory authorities, (xii) our ability to successfully manage the separation of our individual life business on the expected timeline and economic terms, (xiii) our ability to realize the expected benefits from the transaction with Allianz Global Investors, (xiv) with respect to the proposed acquisition of Benefitfocus by Voya, (1) conditions to the completion of the proposed transaction, including Benefitfocus stockholder approval, may not be satisfied or required regulatory approvals may not be obtained on the terms expected or on the anticipated schedule; (2) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the proposed transaction or a delay in the consummation of the proposed transaction; (3) the effect of the announcement or pendency of the proposed transaction on either parties’ customers, suppliers, business relationships, operating results and business generally; (4) the risk that the proposed transaction disrupts Benefitfocus’ current plans and operations and the potential difficulties in Benefitfocus’ employee retention as a result of the proposed transaction; (5) the risk related to the proposed transaction diverting Benefitfocus management’s attention from ongoing business operations and potential litigation that may be instituted against Benefitfocus or its directors or officers related to the proposed transaction; (6) the amount of the costs, fees, expenses and other charges related to the proposed transaction; and (7) the ability of the parties to realize the expected benefits of the proposed transaction; and (xv) such other factors as are set forth in Voya’s and Benefitfocus’ periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those described in the “Risk Factors,” “Management’s Discussion and Analysis of Results of Operations and Financial Condition (“MD&A”) – Trends and Uncertainties” and “Forward Looking Statements” sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in other documents filed by either of them from time to time with the SEC, as applicable, all of which are available at www.sec.gov.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
2.1*    Agreement and Plan of Merger entered into by and among Benefitfocus, Inc., Voya Financial, Inc. and Origami Squirrel Acquisition Corp dated as of November 1, 2022

99.1    Support Agreement, dated as of November 1, 2022 among Voya Financial, Inc., Origami Squirrel Acquisition Corp, Benefitfocus, Inc. and BuildGroup, LLC
99.2    Support Agreement, dated as of November 1, 2022 among Voya Financial, Inc., Origami Squirrel Acquisition Corp, Benefitfocus, Inc. and Indaba Capital Management, L.P.
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Voya hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that Voya may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ Rachel Reid
Name:    Rachel Reid
Title:    Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: November 2, 2022